SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:


( )  Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)  Definitive Proxy Statement
( )  Definitive Additional Materials
( )  Soliciting Material Pursuant to Section 240.14a-12


                         EAGLE FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

(X) No fee required

( ) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    item 22(a)(2) of Schedule 14A.

( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule, or Registration Statement No.:

     3)  Filing Party:

     4)  Date Filed:

                         EAGLE FINANCIAL SERVICES, INC.
                                  P. O. Box 391
                              Berryville, VA 22611

                    Notice of Annual Meeting of Shareholders

      The Annual Meeting of Shareholders of Eagle Financial Services, Inc. (the "Corporation") will be held on Wednesday, April 16, 2003, at Noon at the John H. Enders Fire Company Social Hall, Berryville, Virginia. The purpose of the meeting shall be as follows:

     1. To elect three (3) directors for a term of three (3) years.

     2. To approve the Eagle Financial Services, Inc. Stock Incentive Plan.

     3. To transact such other business as shall properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 21, 2003, as the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

                       By order of the Board of Directors,


                           /s/ JAMES W. MCCARTY, JR.
                           -------------------------
                           James W. McCarty, Jr.
                           Vice President, Chief Financial Officer
                             and Secretary/Treasurer

Berryville, Virginia
March 24, 2003

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. SHAREHOLDERS ATTENDING THE MEETING MAY PERSONALLY VOTE ON ALL MATTERS THEN CONSIDERED, AND ANY PROXIES PREVIOUSLY SUBMITTED BY THEM WILL BE REVOKED.

                                 PROXY STATEMENT
                                       OF
                          EAGLE FINANCIAL SERVICES, INC.

                               GENERAL INFORMATION

      This Proxy Statement is being furnished to the shareholders of Eagle Financial Services, Inc. (the "Corporation") in connection with the solicitation of proxies by the Board of Directors of the Corporation to be voted at the Annual Meeting of Shareholders to be held on April 16, 2003, at Noon at the John
H. Enders Fire Company Social Hall, Berryville, Virginia, and at any adjournment thereof.

      The cost of solicitation of proxies and preparation of proxy materials will be borne by the Corporation. Solicitations of proxies will be made by use of the United States mail and may be made by direct or telephone contact by employees of the Corporation. Brokerage houses and nominees will be requested to forward the proxy materials to the beneficial holders of the shares held of record by these persons, and the Corporation will reimburse them for their reasonable charges in this connection. Shares represented by duly executed proxies in the accompanying form received by the Corporation prior to the meeting and not subsequently revoked will be voted at the meeting. The approximate date on which this proxy statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of the Corporation's soliciting materials) are being mailed to the Corporation's shareholders is March 29, 2003.

      The purposes of the meeting are to elect directors, to approve a Stock Incentive Plan and to vote on such other business, if any, that may properly come before the meeting or any adjournment. The Corporation does not know of any other matters that are to come before the meeting. If any other matters are properly presented for action, the persons named in the accompanying form of proxy will vote the proxy in accordance with their best judgment. Each outstanding share of the Corporation's Common Stock is entitled to one vote on all matters submitted to shareholders at the meeting. There are no cumulative voting rights.

      Where a shareholder directs in the proxy a choice with respect to any matter that is to be voted on, that direction will be followed. If no direction is made, proxies will be voted in favor of the election of the directors and in the best judgment of Messrs. Thomas T. Gilpin, Robert W. Smalley, Jr., and Lewis
M. Ewing on such other business, if any, that may properly come before the meeting or any adjournment. Any person who has returned a proxy has the power to revoke it at any time before it is exercised by submitting a subsequently dated proxy, by giving notice in writing to the Secretary of the Corporation, or by voting in person at the meeting.

      The close of business on March 21, 2003, has been fixed as the record date for the meeting and any adjournment. As of that date, there were approximately 1,478,771 shares of Common Stock outstanding. As of the record date, and on the date hereof, no person was known by the Corporation to own beneficially more than 5% of the outstanding shares of the Corporation's Common Stock. The directors and executive officers of the Corporation beneficially own in the aggregate 173,084.9180 shares of the Corporation's Common Stock, representing 11.70% of the amount outstanding on the date hereof.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

      The Board of Directors of the Corporation is structured into three classes with one class elected each year to serve a three-year term. All nominees are currently members of the Board. All have consented to be named and have indicated their intent to serve if elected. Those nominees receiving the greatest number of votes shall be deemed elected even though they may not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director. The directors who are nominated for a three-year term at this year's meeting are Mary Bruce Glaize, Randall G. Vinson and James R. Wilkins, Jr.


Information Concerning Directors, Nominees and Executive Officers

          The following table sets forth, as of February 28, 2003, certain information with respect to the directors, nominees for directors, and executive officers of the Corporation.


Name, Age and Year
First Became Director or                                        Shares of
Officer of the Corporation  Principal                           Common Stock             Percent
or previously the           Occupation For                      Beneficially             of
Bank of Clarke County       Past Five Years                     Owned                    Class
----------------------      ---------------                     -------------------      -------

John R. Milleson            President and CEO of the             18,890.0759 (1)(2)      1.28
Age 46                      Corporation; President and CEO,
Officer since 1992          CEO, Bank of Clarke County
Director since 1999
Term expires 2004

John D. Hardesty            Partner/Manager, John O.             10,931.7416 (1)          .74
Age 71                      Hardesty & Son, a dairy farming
Director since 1963         operation; Chairman of the
Term expires 2005           Board of the Corporation;
                            Chairman of the Board,
                            Bank of Clarke County

Thomas T. Byrd              President and Publisher,              8,008      (3)          .55
Age 56                      Winchester Evening Star, Inc.
Director since 1995
Term expires 2005

Lewis M. Ewing              Retired President and CEO of the     13,482      (1)          .91
Age 68                      Corporation; Retired President and
Director since 1984         CEO, Bank of Clarke County
Term expires 2002

Thomas T. Gilpin            President, Lenoir City Company       43,915.5854 (1)         2.97
Age 49
Director since 1986
Term expires 2004

Robert W. Smalley, Jr.      President and CEO, Smalley            6,610.2891 (1)          .45
Age 51                      Package Co., Inc.
Director since 1989
Term expires 2004

Randall G. Vinson           Pharmacist and Owner,                12,013.3136 (1)          .81
Age 56                      Berryville Pharmacy
Director since 1985
Term expires 2003

Mary Bruce Glaize           Homemaker                               549.7233              .04
Age 47
Director since 1998
Term expires 2003

James R. Wilkins, Jr.       President, Wilkins'                  53,890.2472 (1)         3.64
Age 57                      ShoeCenter, Inc.
Director since 1998
Term expires 2003

James T. Vickers            CEO, Oakcrest Companies               3,430                   .23
Age 50
Director since 2001
Term expires 2002

James W. McCarty, Jr        Vice President, Secretary-            1,363.9419 (1)(2)       .09
Age 33                      Treasurer and Chief Financial
Officer since 1995          Officer of the Corporation;
                            Senior Vice President,
                            Secretary-Treasurer and
                            Chief Financial Officer,
                            Bank of Clarke County


Directors and executive                                         173,084.9180            11.70
Officers as a group (11)

------------------------

(1) Amounts include shares held jointly with spouse and/or as custodian under the Virginia Uniform Gifts to Minors Act and/or as trustee under the terms of certain trusts.

(2) Amounts include shares of the Corporation's Common Stock allocated to participants and held in trust under the Bank of Clarke County Employee Stock Ownership Plan (the "ESOP Plan") as of December 31, 2002. As of such date, the ESOP Plan held 59,520 shares of Common Stock, or 4.03% of the total number of such shares outstanding. Of the shares of Common Stock held in the ESOP Plan, 5,747.1992 shares were held for the accounts of executive officers. Each participant in the ESOP Plan has the right to instruct the trustees of the ESOP Plan with respect to the voting of shares allocated to his or her account. The trustees, however, may use their discretion in voting any shares for which they receive no instruction.

(3) Amounts include shares held by Winchester Evening Star, Inc., where the director is an executive officer of that corporation.

        On December 31, 2002, there were 11 individuals in the director and executive officer category. Mr. Milleson serves as both a director and an executive officer, and Mr. McCarty serves as the Corporation's only other executive officer.

The Corporation is not aware of any person who is the beneficial owner of more than 5% of the Corporation's Common Stock.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Board and Committee Meetings of the Corporation

      During 2002, the Board of Directors of the Corporation held six meetings. The Audit Committee is the Corporation's one standing committee.

      The directors of the Corporation also serve as directors of its wholly-owned subsidiary, the Bank of Clarke County (the "Bank"). The Bank's Board held twelve meetings in 2002. During 2002 each director attended greater than 75% of the aggregate number of meetings of both Boards of Directors and the Bank's Board committees of which he or she was a member. The Bank's Board has established the following committees: Loan, Audit, Personnel, Marketing and Trust. There is no nominating committee of the Board of Directors.

      The Loan Committee met twenty-six times in 2002 to review the Bank's lending practices. The committee consists of Messrs. Byrd, Smalley, Ewing and Milleson.

      The Personnel Committee consists of Messrs. Smalley, Vickers and Vinson. This committee met four times in 2002 to review and monitor personnel activities in the Bank, including compensation.

      The Audit Committee met two times in 2002 to review the work of the Audit Department and to follow up on the examinations performed by the external auditors and the regulatory authorities. This committee consists of Messrs. Vinson and Byrd and Mrs. Glaize.

      The Trust Committee met twelve times in 2002. The committee is composed of Messrs. Gilpin, Milleson, Ewing and Smalley. The purpose of the Trust Committee is to monitor the trust-related activities of the Bank.

      The Marketing Committee met four times in 2002. The committee is composed of Messrs. Wilkins, Vinson, Vickers and Milleson and Mrs. Glaize. The committee meets to review the activities of the Marketing Department of the Bank.

Report of the Audit Committee

      The Audit Committee's Report to the Shareholders, which follows, was approved and adopted by the Committee on February 19, 2003. Each of the members of the Audit Committee is independent as that term is defined in the listing standards of the National Association of Securities Dealers.

      The Audit Committee has reviewed and discussed the audited financial statements with management, discussed with the independent auditors the matters required by SAS 61. In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 and discussed with them their independence from the corporation and its management.

      Based on such reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Form 10-K filed by the Corporation.

      The Audit Committee and the Board of Directors have adopted a written charter for the Audit Committee.

      The following fees were paid to Yount, Hyde & Barbour, P.C., the Corporation's independent auditors, for services provided to the Corporation for the fiscal year ended December 31, 2002:

Audit Fees:                                                   $36,031
Financial Information Systems Design & Implementation Fees:        --
All Other Fees:                                               $25,998

      Audit fees are the aggregate fees billed for the annual audit of the Corporation's financial statements and for the required quarterly reviews of those statements. Financial information systems design and implementation fees are the aggregate fees billed for financial information systems design work and implementation fees for services rendered as part of that work for the most recent fiscal year. All other fees include payments for any other types of services provided, including, but not limited to, preparation of income tax returns, audits of benefit plans, Trust Department audits and internal audits.

      The Audit Committee believes that the non-audit services provided by Yount, Hyde & Barbour, P.C., are compatible with maintaining the auditor's independence.

Randall G. Vinson, Chairman
Thomas T. Byrd
Mary Bruce Glaize

Cash Compensation

        The following table shows the aggregate cash and cash equivalent compensation paid by the Bank for the years ended December 31, 2002, 2001 and 2000 to the Chief Executive Officer. The Corporation does not pay any additional cash compensation to its executive officers.

                           SUMMARY COMPENSATION TABLE

                                         Annual Compensation
                                        ---------------------
                                                               (e)
       (a)                                                 Other Annual
    Name and            (b)         (c)           (d)      Compensation
 Principal Position    Year       Salary($)     Bonus($)      ($)(1)
 ------------------    ----       --------     ----------     ------
John R. Milleson,      2002       112,000       25,116           --
 President and CEO     2001       105,000        1,713           --
                       2000        97,382          --            --

                                     Long-Term Compensation
                                     ----------------------
                                         Awards            Payouts
                                         ------            -------
                                    (f)          (g)
                                 Restricted   Securities     (h)           (i)
        (a)                         Stock     Underlying     LTIP       All Other
     Name and           (b)       Awards(s)    Options/     Payouts    Compensation
 Principal Position    Year          ($)        SARs(#)       ($)          ($)
 ------------------    ----          ---        -------       ---          ---

John R. Milleson,      2002           --           --         --           6,234 (2)
 President and CEO     2001           --           --         --           3,231
                       2000           --           --         --           3,320

-------------------------------

(1) The aggregate of this compensation does not exceed the lesser of $50,000 or 10% of the total salary and bonus for the named executive.

(2) Includes contributions of $3,360 to the 401(k) Savings Plan and $2,874 to the Executive Supplemental Income Plan.

      Directors in 2002 each received a $5,000 annual retainer and $200 per Bank Board meeting attended as compensation for services as director plus a per meeting fee of $100 for each Bank committee meeting attended. John R. Milleson does not receive fees for committee meetings of the Bank.

Option Grants

     The Corporation does not currently grant options to its executive officers. The Corporation, however, is presenting a Stock Incentive Plan for shareholder approval at the meeting.

Compensation Pursuant to Plans

     The Bank maintains certain plans that provide, or may provide, additional compensation to current executive officers, directors and other employees of the Bank. These plans include the Employee Retirement Plan, the 401(k) Savings Plan and the Executive Supplemental Income Plan. The Corporation does not have any such plans for its officers, directors and employees. In addition, the Corporation does not have any compensation plans under which shares of the Corporation's Common Stock are authorized for issuance, except for the 401(k) Savings Plan.

Employee Retirement Plan

     Effective March 1, 1953, the Bank adopted a non-contributory, tax qualified employee retirement plan (the "Retirement Plan") for employees of the Bank who have been employed for six months prior to any January 1 and who are at least 20 1/2 years old. The Retirement Plan was substantially amended effective March 1, 1987. Under its existing terms, benefits are based on an employee's average compensation during his or her employment. The Retirement Plan provides for 20% vesting upon completion of three years of service and 20% for each additional year of service up to 100%, for early retirement at age 55 and 10 years of vested service and for the payment of certain annuity benefits to the surviving spouse of an employee. Because the Retirement Plan is a defined benefit plan under which benefits vary with years of service, average annual salary and age at retirement, the costs under the plan are not included in the foregoing cash compensation table. The 2002 cost to the Bank under the plan represented 5.08% of total compensation, including overtime and bonuses. Mr. Milleson will receive an estimated annual retirement benefit of $54,763 based on current compensation, assuming that he retires at the normal retirement age of 65.

401(k) Savings Plan

     The Corporation sponsors a 401(k) savings plan under which eligible employees may choose to save up to 15% of their salary on a pretax basis, subject to certain IRS limits. The Corporation matches 50% (up to 6% of the employee's salary) of employee contributions with the Corporation's Common Stock. The shares for this purpose are provided by newly issued shares. Contributions amounted to $63,030 in 2002, $67,446 in 2001, and $53,461 in 2000.
Mr. Milleson's portion of the contribution was $3,360 in 2002, $2,911 in 2001 and $3,000 in 2000.

Executive Supplemental Income Plan

     During 1994, the Executive Supplemental Income Plan was amended from the 1987 version of the Plan. Certain key employees will have lifetime benefits paid following retirement or death while some employees, including Mr. Milleson, will be paid a lump sum of $4,000 upon retirement. The Plan provides that if employment is terminated for reasons other than death or disability prior to age 65, the amount of benefits would be reduced or forfeited. The executive supplemental income benefit expense was $23,160 in 2002, $3,600 in 2001, and $31,440 in 2000, based on the present value of the retirement benefits, including $2,874 for Mr. Milleson. The Plan is unfunded, however, life insurance has been acquired on the lives of these employees in amounts sufficient to discharge the obligations thereunder.

Personnel Committee Report on Executive Compensation

      The Committee considers the growth and profitability of the Bank to be directly related to the performance of the Executive Officers. Attracting and retaining Executive Officers with the proven ability to contribute to the overall performance of the Bank and, therefore, to enhance shareholder value is a primary objective. This is done through a competitive and equitable compensation plan.

      The Board of Directors uses the Virginia Bankers Association Salary Survey of Virginia banks to measure the value of senior executives in like positions across the state. Salary ranges are then set based on experience, responsibilities and qualifications. Annual compensation is tied to pre-determined bank performance goals.

      When determining the Chief Executive Officer's annual salary, the Board of Directors takes into account the CEO's past performance, the performance of the Bank relative to its peers and the compensation of comparable bank Chief Executive Officers in the Commonealth of Virginia. In addition to these factors, a subjective approach as to the future contributions of the Chief Executive Officer is considered.

Personnel Committee Interlocks and Insider Participation

      The current members of the Personnel Committee are:

          Robert W. Smalley,  Jr., Chairman
          James T. Vickers
          Randall G. Vinson

      All members of the Personnel Committee are directors of the Bank.

Shareholder Return

      The Corporation issues one class of stock, Common, which is not listed for trading on a registered exchange or quoted on the National Association of Securities Dealers Automated Quotation System (NASDAQ). Trades in the Corporation's Common Stock occur sporadically on a local basis. Accordingly, there is no established public trade market for shares of the Corporation's Common Stock, and quotations do not necessarily reflect the price that would be paid in an active and liquid market.

      The following line graph compares the yearly shareholder return to the returns of the NASDAQ Bank Index and the NASDAQ Index. This graph was created by comparing the percentage change in stock prices for the Corporation and both indices on an annual basis, looking at the changes in stock price, reinvestment of cash dividends and stock splits since December 31, 1997.

(GRAPH)

                                   1997     1998     1999     2000     2001     2002
                                  ------   ------   ------   ------   ------   ------
EAGLE FINANCIAL SERVICES, INC.      100      114      124      111      107      126
NASDAQ BANK INDEX                   100       99       96      109      118      121
NASDAQ INDEX                        100      141      261      157      125       86

Transactions with Management

      The officers, directors, their immediate families and affiliated companies in which they are shareholders maintain normal relationships with the Corporation and the Bank. Loans made by the Bank are made in the ordinary course of business on the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with others, and do not involve more than normal risks of collectability or present other unfavorable features. On December 31, 2002, these persons and firms were indebted to the Bank for loans totaling $1,520,002.

      On September 16, 2003, the Bank purchased .61 acres of land at the northwest intersection of Papermill Road and South Pleasant Valley Road, Winchester, Virginia, from Silver Lake, LLC for a price of $675,000. James R. Wilkins, Jr., one of the Corporation's directors, owns 50% of the LLC and members of his immediate family own the other 50%. The terms of this purchase were substantially similar to the terms of similar purchases that are the result of "arms length" negotiations between unrelated parties, and the purchase price was comparable to current market rates at the time.

Section 16(a) Beneficial Ownership Reporting Compliance

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, directors and executive officers of the Corporation and beneficial owners of more than 10% of the Corporation's Common Stock are required to file reports with the Securities and Exchange Commission and the Corporation of their beneficial ownership and changes in ownership of Common Stock or written representations that no other reports were required. The Corporation believes that, during the fiscal year ended December 31, 2002, all filing requirements applicable to its officers and directors were complied with. The Corporation is not aware of any person having beneficial ownership of more than 10% of the Corporation's Common Stock.

                             STOCK INCENTIVE PLAN DISCLOSURE

                                       APPROVAL OF
                             EAGLE FINANCIAL SERVICES, INC.
                                  STOCK INCENTIVE PLAN

General

      On February 28, 2003, the Board of Directors of the Corporation approved the Eagle Financial Services, Inc. Stock Incentive Plan (the "Plan"). The Plan is intended to provide a means for selected key employees and directors of the Corporation and its subsidiaries to increase their personal financial interest in the Corporation, thereby stimulating their efforts and strengthening their desire to remain with the Corporation. The principal features of the Plan are summarized below. The summary is qualified by reference to the complete text of the Plan, which is attached to this Proxy Statement as Exhibit A.

      The Plan will permit the issuance of options qualifying as Incentive Stock Options ("ISOs") and Non-Qualified Stock Options ("NQSOs") and the award of stock appreciation rights ("SARs"), Common Stock, Restricted Stock, and Phantom Stock to directors and eligible officers and employees of the Corporation and its subsidiaries upon such terms as the Board of Directors may determine, consistent with the terms of the Plan.

      The Plan initially authorizes the issuance of up to 150,000 shares of Common Stock to assist the Bank in recruiting and retaining key management personnel. As of February 28, 2003, the market value of the 150,000 shares that are issuable in the aggregate under the Plan was $3,750,000. Of the 150,000 authorized shares under the Plan, 30,000 are available for grant only as Reload Options (as defined below). The Board of Directors has not made any grants or awards under the Plan.

      No determination has been made as to which of the persons eligible to participate in the Plan will receive awards under the Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of participants are not presently determinable.

Administration

      The Plan is administered by the Board of Directors. The Board of Directors has the sole discretion, subject to certain limitations, to interpret the Plan; to select plan participants; to determine the type, size, terms and conditions of awards under the Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Plan. All determinations of the Board of Directors are conclusive. All expenses of administering the Plan will be borne by the Corporation.

Eligibility

      Any employee or director of the Corporation or its subsidiaries who, in the judgment of the Board of Directors, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Corporation or a subsidiary is eligible to participate in the Plan.

Individual Agreements

      The Board of Directors has broad authority to fix the terms and conditions of the individual agreements with participants. All awards granted under the Plan are intended to comply with the applicable requirements of Rule 16b-3 under the Exchange Act, which exempts grants and awards under qualifying employee benefit plans from certain "short-swing" profit recovery provisions of the Exchange Act.

Shares Available

      Subject to the provisions of the Plan providing for proportional adjustments in the event of various changes in the capitalization of the Corporation, no more than 150,000 shares of authorized but unissued Common Stock may be issued pursuant to the Plan.

      Of the 150,000 shares authorized under the Plan, 30,000 shares can be issued only as Reload Options. A Reload Option is a new option granted at current fair market value to purchase the number of shares of Common Stock that an optionee delivers to the Corporation as payment for the exercise of an outstanding Option. Since the effect of a grant of a Reload Option is to replace the number of shares of Common Stock used to pay the exercise price of an outstanding Option, the authorization of shares of Common Stock for grants of Reload Options will not result in any additional dilution of the percentage interests of shareholders.

      Any shares of Common Stock subject to an ISO, NQSO or SAR that are not issued prior to the expiration of such grants, or any Restricted Stock award that is forfeited, will again be available for award under the Plan.

Grants and Awards under the Stock Incentive Plan

      The principal features of grants and awards under the Plan are summarized below. The Board of Directors may prescribe such terms and conditions under which a participant's rights under the Plan vest.

      Stock Options. The Board of Directors may authorize the grant of either ISOs, as defined under Section 422 of the Internal Revenue Code of 1986, or NQSOs (collectively, "Options"), which are subject to certain terms and conditions including the following:
- the option price per share will be determined by the Board of Directors, but for ISOs will not, in any event, be less than 100 percent of the fair market value of Common Stock on the date that the Option is granted; - the term of the Option will be fixed by the Board of Directors, but the maximum period in which an ISO may be exercised shall not, in any event, exceed 10 years from the date that the ISO is granted; - Options will not be transferable other than by will or the laws of descent and distribution; - the purchase price of Common Stock issued upon exercise of an Option will be paid in full to the Corporation at the time of the exercise of the Option in cash, or at the discretion of the Board of Directors, by surrender to the Corporation of previously acquired shares of Common Stock, which will be valued at the fair market value of such shares on the date preceding the date that the Option is exercised (the Corporation will agree to cooperate in a "cashless exercise" to the extent permitted under applicable laws and regulations); - an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Board of Directors; - the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and - the Board of Directors may elect to cash out all or part of the portion of any Option to be exercised by a participant by payment in cash or Common Stock of an amount determined in accordance with the Plan.

      Stock Appreciation Rights. The Board of Directors may grant a SAR with or without a related Option. In the case of a SAR issued in connection with a related Option, the SAR can be exercised at such times, to such extent, and by such persons as the Option to which it relates. Otherwise, the maximum period in which a SAR may be exercised shall be determined by the Board of Directors. Each SAR (other than limited SARs) will entitle the participant to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the lesser of

- the excess of the fair market value of a share of Common Stock at the time of exercise over the fair market value of a share of Common Stock on the date of grant of the SAR or - the fair market value of a share of Common Stock on the date of grant.

      At the discretion of the Board of Directors, all or part of the payment in respect of a SAR may be in cash in lieu of Common Stock. A SAR that is related to an Option may be exercised only to the extent that the related Option is exercisable and when the fair market value of a share of Common Stock exceeds the option price of the related Option.

      Common Stock and Restricted Stock. The Board of Directors may authorize the award of Common Stock and/or Restricted Stock to a participant. In the case of Restricted Stock, the Board of Directors may prescribe that the participant's rights in the Restricted Stock shall be forfeited or otherwise restricted for a period of time set by the Board of Directors and/or until certain financial performance objectives are satisfied as determined by the Board of Directors in its sole discretion. During the period of restriction, a participant will be entitled to beneficial ownership of the Restricted Stock, including the right to receive dividends, warrants and rights and the right to vote the shares, but will not be entitled to certificates representing the Restricted Stock or to sell, transfer, assign, pledge or otherwise dispose of the shares. Subject to any restrictions that may be imposed by applicable securities or other laws or regulations, the Board of Directors may award Common Stock to a participant that is not forfeitable and is free of all other restrictions.

      Phantom Stock. The Board of Directors may award shares of Phantom Stock to a participant by means of a bookkeeping entry on behalf of such participant by which his or her account is credited (but not funded) as though shares of Common Stock had been transferred to such account. The Board of Directors may specify the number of shares of Common Stock covered by such awards and may prescribe the terms and conditions under which a participant's right to receive payment for Phantom Stock shall become vested. A participant to whom shares of Phantom Stock have been awarded shall generally have none of the rights of a shareholder with respect to such shares. A participant's Phantom Stock account may be credited, however, with cash or stock dividends declared with respect to shares of Common Stock represented by shares of Phantom Stock. Payment to a participant for shares of Phantom Stock credited to his or her account may be made in cash, shares of Common Stock or a combination of both. Any Phantom Stock awarded under the Plan is nontransferable except by will or the laws of descent and distribution.

Change of Control

      At the discretion of the Board of Directors, in the event of a Change in Control, any outstanding Option, SAR or Phantom Stock may become fully exercisable and vested to the full extent of the original grant and any restrictions applicable to Restricted Stock outstanding on the date of a Change in Control shall lapse, such that the Restricted Stock becomes free of all restrictions and fully vested, nonforfeited and transferable to the full extent of the original grant. The Board of Directors may also provide that under such circumstances a participant may elect to receive, in exchange for shares that were Restricted Stock, a cash payment equal to the fair market value of the shares surrendered. Under the Plan, a "Change of Control" shall be deemed to have taken place if

- a third person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of Common Stock having 20% or more of the total number of votes that may be cast for the election of directors of the Corporation, or - as the result of, or in connection with, any cash or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of the Corporation before the Transaction shall cease to constitute a majority of the Board of Directors of the Corporation or any successor to the Corporation.

Amendment or Termination

      The Board of Directors may amend or terminate the Plan. No amendment, however, may become effective until shareholder approval is obtained if the amendment - materially increases the aggregate number of shares that may be issued pursuant to Options and Common Stock or Restricted Stock awards, - materially increases the benefits to participants under the Plan, or - materially changes the requirements as to eligibility for participation in the Plan.

      No amendment shall, without a participant's consent, adversely affect any rights of such participant under any Option, SAR, Restricted Stock or Phantom Stock award outstanding at the time that such amendment is made. No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b-3.

Duration of Plan

      No Option, SAR, Common Stock, Restricted Stock or Phantom Stock award may be granted under the Plan after February 27, 2013. Options, SARs, Restricted Stock and Phantom Stock awards granted on or before February 27, 2013, shall remain valid in accordance with their terms.

Tax Status

      Under current federal income tax laws, the principal federal income tax consequences to participants and to the Corporation of the grant and exercise of ISOs, NQSOs and SARs, or the award of Common Stock and Phantom Stock, or the award of Restricted Stock and the lapse of restrictions thereon, pursuant to the provisions of the Plan, are summarized below. The Plan is not qualified under
Section 401(a) of the Internal Revenue Code.

      Incentive Stock Options. No income results to a participant upon the grant or exercise of an ISO, provided that (i) the participant does not dispose of the option stock within two years after grant of the Option or one year after the receipt of the option stock by the participant (a "disqualifying disposition") and (ii) the participant is an employee of the Corporation or a subsidiary at all times during the period commencing on the date of grant and ending on the date three months (or 12 months in the case of a participant who is totally and permanently disabled) prior to the date of exercise. Upon exercise, however, the participant must include the excess of the fair market value of the option stock over the Option Price as a positive adjustment item for purposes of the alternative minimum tax applicable to the participant. In the event of a disposition of option stock following the expiration of two years after the grant of the Option or one year after the transfer of such stock to the participant, any gain or loss, equal to the difference between the amount realized upon such disposition and the Option Price, generally will be taxable as capital gain or loss. In the event of a disqualifying disposition of option stock prior to the expiration of the two or one year holding periods, the participant will recognize ordinary income equal to the excess of the fair market value of the option stock at the time of exercise (or the amount realized upon such disposition, if less) over the Option Price. In the event that an Option fails to qualify as an ISO or loses its status as an ISO, it will be treated as an NQSO.

      No deduction is allowable to the Corporation upon the grant or exercise of an ISO. In the event that a participant recognizes ordinary income as a result of a disqualifying disposition of the option stock, the Corporation generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

      Non-Qualified Stock Options. No income is recognized upon the grant of a NQSO to a participant assuming that the Option does not have a readily ascertainable fair market value at the time of the grant. The participant recognizes ordinary income upon exercise of the NQSO, which is subject to withholding by the Corporation, equal to the excess of the fair market value of the option stock on the date of exercise over the Option Price. When a participant exercises an NQSO, his tax basis in the shares received will generally be equal to the cash paid upon exercise plus the amount taxable as ordinary income to the participant. The Corporation is allowed a deduction at the time and in an amount equal to the ordinary income recognized by the participant.

      Stock Appreciation Rights. A participant is not subject to tax upon the grant of a SAR. Instead, a participant realizes ordinary income upon exercise of a SAR, which is subject to withholding by the Corporation, in an amount equal to the cash and the fair market value of the Common Stock received.

      The Corporation does not receive a compensation deduction when the SAR is granted but is entitled to a deduction at the time that the participant recognizes ordinary income upon the exercise of the SAR.

      Common Stock and Restricted Stock. The participant recognizes ordinary income, which is subject to withholding by the Corporation, upon the receipt of an award of Common Stock equal to the fair market value of the Common Stock. A participant generally will not recognize taxable income upon the award of Restricted Stock. The recognition of income will be postponed until the time that the restrictions on the shares lapse, at which time the participant will recognize ordinary income equal to the fair market value of the Restricted Stock at that time. A participant may, however, elect to be taxed at the time of the award of Restricted Stock and, if this election is made, the participant will recognize ordinary income equal to the fair market value of such stock at the time of the award determined without regard to any of the restrictions thereon.

      The Corporation generally will be entitled to a deduction equal to the ordinary income recognized by the participant in the same taxable year in which the participant recognizes ordinary income with respect to an award of Common Stock or Restricted Stock.

      Phantom Stock. A participant will generally not recognize taxable income upon the award of Phantom Stock. The participant, however, will recognize ordinary income, which is subject to withholding by the Corporation, upon the payment in cash and/or Common Stock for the Phantom Stock. The amount included in the participant's income will equal the amount of cash and the fair market value of the Common Stock received.

      The Corporation generally will be entitled to a deduction equal to the ordinary income recognized by the participant in the same taxable year in which the participant recognizes ordinary income with respect to the Phantom Stock.

      In addition to the limitations described above on the Corporation's right to a corresponding business expense deduction, Section 162(m) of the Internal Revenue Code generally imposes, subject to certain exceptions, a $1,000,000 limitation on the amount of annual compensation deduction allowable to a publicly held company in respect of its chief executive officer and its other four most highly paid executive officers. The Corporation can make no assurances that future compensation deductions will not be limited by the provisions of
Section 162(m).

Vote Required

In order for it to be adopted, the Plan must be approved by the holders of a majority of the shares of Common Stock present or represented by properly executed and delivered proxies at the meeting. Abstentions and broker non-votes will not be considered a vote for, or a vote against, the Plan.


      THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
                      APPROVAL OF THE STOCK INCENTIVE PLAN.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Yount, Hyde & Barbour, P.C. has been selected by the Board of Directors as the independent accountants for the Corporation for the year 2003.

     The firm of Yount, Hyde & Barbour, P.C. has served the Corporation, and the Bank prior to the establishment of the Corporation, since 1979. The independent accountants have no direct or indirect financial interest in the Corporation. Representatives of the firm of Yount, Hyde & Barbour, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions from the shareholders.

                  SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2004 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of the Corporation, whose address is 2 East Main Street, Berryville, Virginia 22611, no later than November 30, 2003, in order for the proposal to be considered for inclusion in the Corporation's Proxy Statement. The Corporation anticipates holding the 2004 Annual Meeting on April 21, 2004.

     The Corporation's Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for director or to bring other business before a meeting, written notice must be received by the Corporation not less than 60 days and not more than 90 days prior to the date of the meeting. Based on an anticipated meeting date of April 21, 2004 for the 2004 Annual Meeting of Shareholders, the Corporation must receive such notice no later than February 21, 2004 and no earlier than January 22, 2004. If shareholders receive notice less than 70 days prior to the meeting or public disclosure of the meeting date is made less than 70 days prior to the meeting, written notice must be received by the Corporation not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was made or such public disclosure was made.

     Notice of a nomination for director must describe various matters regarding the nominee and the shareholder giving notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor, and other specific matters.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     THE CORPORATION'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR 2002 FILED WITH THE COMMISSION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO JAMES W. McCARTY, JR., SECRETARY OF THE CORPORATION, WHOSE ADDRESS IS 2 EAST MAIN STREET, BERRYVILLE, VIRGINIA 22611. FORM 10-K FOR 2002 IS ALSO AVAILABLE ON OUR WEBSITE AT www.bankofclarke.com, UNDER INVESTOR RELATIONS.

                                  OTHER MATTERS

     Management is not aware of any matters to be presented for action at the meeting other than as set forth herein. If any other matters properly come before the meeting, or any adjournment thereof, the person or persons voting the proxies will vote them in accordance with their best judgment.

                           By Order of the Board of Directors
                           James W. McCarty, Jr.
                           Vice President, Chief Financial Officer
                             and Secretary-Treasurer

March 24, 2002

EXHIBIT A

EAGLE FINANCIAL SERVICES, INC.
STOCK INCENTIVE PLAN

Article I - DEFINITIONS

      1.01 Affiliate means any "subsidiary" or "parent corporation" (within the meaning of Section 424 of the Code) of the Company.

      1.02 Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant or an Award issued to such Participant.

      1.03 Award means an award of Common Stock, Restricted Stock and/or Phantom Stock.

      1.04   Board means the Board of Directors of the Company.

      1.05 Change of Control means and shall be deemed to have taken place if:
(i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, who after the effective date of the Plan becomes the beneficial owner of shares of the Company having 20 percent or more of the total number of votes that may be cast for the election of Directors of the Company; or, (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

      1.06 Change of Control Date is the date on which an event described in (i) or (ii) of Section 1.05 occurs.

      1.07 Code means the Internal Revenue Code of 1986, and any amendments thereto.

      1.08   Common Stock means the Common Stock of the Company.

      1.09   Company means Eagle Financial Services, Inc.

      1.10 Fair Market Value means, on any given date, the average of the bid and asked prices at closing of a share of Common Stock on the Market on such day or, if the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded, all as reported by such source as the Board may select, or if the Common Stock does not trade on the Nasdaq Stock Market, the value that the Board, in its good faith business judgment, shall designate.

      1.11   Grant means the grant of an Option and/or an SAR.

      1.12 Incentive Stock Option means an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code.

      1.13 Initial Value means, with respect to an SAR, the Fair Market value of one share of Common Stock on the date of grant, as set forth in the Agreement.

      1.14 Non-Qualified Stock Option means an option other than an Incentive Stock Option.

      1.15 Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

      1.16 Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

      1.17 Participant means an employee of the Company or of a Subsidiary, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Board to receive a Grant or an Award.

      1.18 Phantom Stock means a bookkeeping entry on behalf of a Participant by which his account is credited (but not funded) as though Common Stock had been transferred to such account.

      1.19   Plan means the Eagle Financial Services, Inc. Stock Incentive Plan.

      1.20 Restricted Stock means shares of Common Stock awarded to a Participant under Article IX. Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

      1.21 Rule 16b-3 means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time.

      1.22 SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the lesser of (a) the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR or (b) the Initial Value of the SAR.

      1.23 Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 8.05 hereof.

      1.24 Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Article II - PURPOSES

      The Plan is intended to assist the Company in recruiting and retaining key employees with ability and initiative by enabling employees who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders. The Plan is intended to permit the award of Common Stock, Restricted Stock, and Phantom Stock, and the issuance of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Board at time of grant, and SARs. No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

Article III - ADMINISTRATION

      The Plan shall be administered by the Board. The Board shall have authority to issue Grants and Awards upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate. The terms of such Grants and Awards may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option or SAR and
(ii) the transferability or forfeitability of Restricted Stock or Phantom Stock. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.

      Any decision made, or action taken, by the Board or in connection with the administration of this Plan shall be final and conclusive. All expenses of administering this Plan shall be borne by the Company.

Article IV - ELIGIBILITY

      4.01 General. Any employee of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary after the adoption of this Plan) who, in the judgment of the Board, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary may receive one or more Awards or Grants, or any combination or type thereof. Directors of the Company who are employees are eligible to participate in this Plan.

      4.02 Grants and Awards. The Board will designate individuals to whom Grants and/or Awards are to be issued and will specify the number of shares of Common Stock subject to each such Grant or Award. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. All Grants or Awards issued under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Board may adopt. No Participant may be granted Options that are Incentive Stock Options, or related SARs (under all Incentive Stock Option Plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000.

      4.03 Reload Options. The Board shall have the authority to specify at the time of Grant that an optionee shall be granted the right to a further Non-Qualified Stock Option (a "Reload option") in the event such optionee exercises all or a part of an Option, including a Reload Option (an "Original option") , by surrendering in accordance with Section 8.02 hereof already owned shares of Common Stock in full or partial payment of the Option Price under such original Option. Each Reload option shall be granted on the date of exercise of the Original option, shall cover a number of shares of Common Stock not exceeding the whole number of shares of Common Stock surrendered in payment of the Option Price under such Original Option, shall have an Option Price equal to the Fair Market Value on the date of Grant of such Reload Option, shall expire on the stated expiration date of the Original option and shall be subject to such other terms and conditions as the Board may determine.

      4.04 Designation of Option as an Incentive Stock Option or a Non-Qualified Stock Option. The Board will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. In the absence, however, of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

Article V - STOCK SUBJECT TO PLAN

      The maximum number of shares of Common Stock available for Grants and Awards under the Plan shall be 150,000, of which 30,000 shall be available only as Reload Options. Such maximum number of shares of Common Stock is subject to adjustment as provided in Article XI. Shares of Common Stock subject to Grants and Awards under the Plan may be authorized but previously unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company. The grant of a Reload option under the Plan, by restoring an option opportunity on the number of shares of Common Stock surrendered to exercise an Original Option, will encourage a Participant to maximize his ownership interest in the Company without reducing the percentage interests of shareholders.

      If any shares of Restricted Stock are forfeited for which the Participant did not receive any benefits of ownership (other than voting rights), or if any Option or any SAR terminates without being exercised, or if any SAR is exercised for cash, shares of Common Stock subject to such Grants or Awards shall be available for distribution in connection with Grants or Awards under the Plan.

Article VI - OPTION PRICE

      The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Board on the date of grant; provided, however, that in the case of an Option that is an Incentive Stock Option, the price per share shall not be less than the Fair Market Value on such date.

Article VII - EXERCISE OF OPTIONS

      7.01 Maximum Option or SAR Period. The period in which an option or SAR may be exercised shall be determined by the Board on the date of grant; provided, however that an Incentive Stock Option or related SAR shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted.

      7.02 Nontransferability. Any Option or SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, the Option and any related SAR must be transferred to the same person or persons, trust or estate. During the lifetime of the Participant to whom an Incentive Stock Option or related SAR is granted, the Option or SAR may be exercised only by the Participant. No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

      7.03 Employee Status. For purposes of determining the applicability of
Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

Article VIII - METHOD OF EXERCISE

      8.01 Exercise. Subject to the provisions of Articles VII and XII, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine; provided, however, that a SAR that is related to an Option may be exercised only to the extent that the related option is exercisable and when the Fair Market Value exceeds the Option Price of the related Option. An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the option or SAR could be exercised. Such partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan with respect to remaining shares subject to the Option or related SAR. The exercise of an Option shall result in the termination of the SAR to the extent of the number of shares with respect to which the Option is exercised.

      8.02 Payment. Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash. If the Agreement provides, payment of all or part of the option Price may be made by withholding shares of Common Stock upon exercise of an Option or by surrendering already owned shares of Common Stock to the Company, provided the shares withheld or surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof. In addition, the Board may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

      8.03 Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR. At the Board's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional shares shall be delivered upon the exercise of an SAR but a cash payment will be made in lieu thereof.

      8.04 Shareholder Rights. No participant shall have any rights as a shareholder with respect to shares subject to his Option or SAR until the date he exercises such Option or SAR.

      8.05 Cashless Exercise. To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Board, the Company agrees to cooperate in a "cashless exercise" of the Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

Article IX - COMMON STOCK AND RESTRICTED STOCK

      9.01 Award. In accordance with the provisions of Article IV, the Board will designate employees to whom an award of Common Stock and/or Restricted Stock is to be made and will specify the number of shares of Common Stock covered by such award or awards.

      9.02 Vesting. In the case of Restricted Stock, on the date of the award, the Board may prescribe that the Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement and/or until certain financial performance objectives are satisfied as determined by the Board in its sole discretion. Subject to the provisions of Article XII hereof, the Board may award Common Stock to a Participant which is not forfeitable and is free of any restrictions or transferability.

      9.03 Shareholder Rights. Prior to their forfeiture in accordance with the terms of the Agreement and while the shares are Restricted Stock, a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock.

Article X - PHANTOM STOCK

      10.01 Award. Pursuant to this Plan or a separate plan or an agreement establishing additional terms and conditions, the Board may designate employees to whom awards of Phantom Stock may be made and will specify the number of shares of Common Stock covered by the award.

      10.02 Vesting. The Board may prescribe such terms and conditions under which a Participant's right to receive payment for Phantom Stock shall become vested.

      10.03 Shareholder Rights. A Participant for whom Phantom Stock has been credited generally shall have none of the rights of a shareholder with respect to such Phantom Stock. However, a plan or agreement for the use of Phantom Stock may provide for the crediting of a Participant's Phantom Stock account with cash or stock dividends declared with respect to Common Stock represented by such Phantom Stock.

      10.04 Payment. Payment to a Participant for Phantom Stock credited to his account shall be made in cash, Common Stock or a combination of both unless otherwise provided in any plan or agreement.

Article XI - ADJUSTMENT UPON CHANGE IN COMMON STOCK

      Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Grants and Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Board shall determine to be equitably required, provided that the number of shares subject to any Grant or Award shall always be a whole number. Any determination made under this Article XI by the Board shall be final and conclusive.

      The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant or Award.

Article XII - COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

      No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable Federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which a Grant is exercised or an Award is issued may bear such legends and statements as the Board may deem advisable to assure compliance with Federal and state laws and regulations. No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

Article XIII - GENERAL PROVISIONS

      13.01 Effect on Employment. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

      13.02 Unfunded Plan. The Plan, insofar as it provides for a Grant or an award of Phantom Stock, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by a Grant or an award of Phantom Stock under this Plan.

      13.03 Change of Control. At the discretion of the Board, a Participant's interest in Restricted Stock or phantom Stock may be made nonforfeitable and transferable as of a Change of Control Date. The Board may also provide in an Agreement that a Participant may elect, by written notice to the Company within 60 days after a Change of Control Date, to receive, in exchange for shares that were Restricted Stock or Phantom Stock immediately before the Change of Control Date, a cash payment equal to the Fair Market Value of the shares surrendered on the last business day the Common Stock is traded on the Nasdaq Stock Market prior to receipt by the Company of such written notice. Notwithstanding any other provision in this Plan to the contrary, unless the Board provides otherwise in an Agreement, a Grant may be exercised immediately in full upon a Change of Control.

      13.04 Rules of Construction. Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

      13.05 Amendment. The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options and Common Stock and Restricted Stock awards, (ii) materially increases the benefits to Participants under the Plan, or (iii)-materially changes the class of employees eligible to become Participants. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Grant or Award outstanding at the time such amendment is made, except such an amendment made to cause the Plan to qualify for the Rule 16b-3 exemption. No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b. The Board may amend the terms of any Grant or Award theretofore issued under this Plan, prospectively or retrospectively, and include in such amendment the right of the Board to pay a Participant cash in lieu of shares of Common Stock upon the termination (by exercise or otherwise) of an Option, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan, or Grant or Award, to qualify for the exemption provided by Rule 16b-.

      13.06 Duration of Plan. No Grant or Award may be issued under this Plan before February 28, 2003, or after February 27, 2013; provided, however, a Grant of a Reload Option may be issued after October 30, 2004, upon the exercise of an Original option as provided in Section 4.03 hereof.

      13.07 Shareholder Approval. This Plan has been approved by the Board of Directors of the Company and shall be effective as of February 28, 2003 subject, however, to approval by the shareholders of the Company entitled to vote at the April 16, 2003 Annual Meeting of Shareholders.

                          EAGLE FINANCIAL SERVICES, INC.
      PROXY FOR 2003 ANNUAL MEETING OF SHAREHOLDERS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

      The undersigned hereby constitutes and appoints Messrs. Thomas T. Gilpin, Robert W. Smalley, Jr. and Lewis M. Ewing, or any one of them, attorneys and proxies, with the power of substitution in each, to act for the undersigned, as designated below, with respect to all of the Corporation's Common Stock of the undersigned at the Annual Meeting of Shareholders to be held at the John H. Enders Fire Company Social Hall on Wednesday, April 16, 2003, at Noon, and at any adjournment thereof.


1.  Election of Directors          [ ] For all nominees listed       [ ] Withhold  authority to
                                       below (except as marked           vote for all nominees
                                       to the contrary).

    a) For a Three (3) Year Term

             MARY BRUCE GLAIZE, JAMES R. WILKINS, JR. and RANDALL G. VINSON


INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

2.  Approval of Eagle Financial    [ ] FOR       [ ] AGAINST       [ ] ABSTAIN
    Services, Inc. Stock
    Incentive Plan

3. To vote in accordance with their best judgment on such other business, if any, that may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted for the nominees for election of directors listed in item l.


                              Please sign your name(s) exactly as registered.


                              --------------------------------------------------


                              --------------------------------------------------

                                                                          , 2003
                              --------------------------------------------
                            Please date when you sign

PLEASE RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE